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                                                                      EXHIBIT 23


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference of our report dated June 27, 2001 included in this Form 11-K, into the Company's previously filed Registration Statements on Form S-8 (Nos. 333-59382, 333-85225, 333-58771, 333-45691, 333-08475, 333-03937, 033-
63499 and 033-63501).



Arthur Andersen LLP

Fort Lauderdale, Florida,
 June 27 , 2001.